UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2025

SHARPLINK GAMING, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41962	87-4752260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Washington Avenue North, Suite 104 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 293-0619

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SBET	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

ETH Sale and Purchase Agreement

On July 7, 2025, SharpLink Gaming, Inc. (the “Company”) entered into an ETH Sale and Purchase Agreement (the “Purchase Agreement”) with Ethereum Foundation (the “Seller”). Pursuant to the Purchase Agreement, the Company agreed to purchase from the Seller 10,000 ETH on Ethereum mainnet (the “Tokens”) in exchange for $25,723,680 (the “Purchase Price”), which equates to a price per ETH of $2,572.368. The Purchase Price per ETH was the average weighted price of ETH for the 24-hour period beginning at 12:00 a.m. UTC on July 8, 2025. Upon delivery, the Tokens are deemed irrevocable and all right, title and interest in or to the Tokens shall have passed to the Company upon the first block confirmation of the transfer transactions on Ethereum mainnet. The Tokens purchased have not previously been included in any prior disclosure from the Company as to its balance of ETH holdings.

The Purchase Agreement contains customary representations, warranties, and agreements by the Company, indemnification obligations of the Company, along with other obligations of the parties and termination provisions.

The Purchase Agreement closed on July 10, 2025.

Letter Agreements

On July 8, 2025, the Company entered into letter agreements (the “July 8 Letter Agreements”) with holders (the “Holders”) of the Company’s (i) common stock, par value $0.0001 (the “Common Stock”) and pre-funded warrants (the “Private Placement Pre-Funded Warrants”), which were issued in connection with the Company’s private placement pursuant to the Securities Purchase Agreement dated as of May 26, 2025 (the “Private Placement Purchase Agreement”), (ii) Strategic Advisor Warrants issued pursuant to the Strategic Advisor Agreement entered into by the Company and the investor signatory thereto on May 30, 2025 (the “Strategic Advisor Warrants”) and (iii) Placement Agent Warrants, which were issued pursuant to the Placement Agency Agreement entered into by the Company and the Placement Agent on May 26, 2025 (the “Placement Agent Warrants”).

On July 10, 2025, the Company entered into letter agreements (the “Letter Agreement with Consensys” and the “Letter Agreement with Joseph Lubin” together with the July 8 Letter Agreements, the “Letter Agreements”) with Consensys Software Inc. (“Consensys”) and Joseph Lubin who both are holders of the Company’s (i) Common Stock and Private Placement Pre-Funded Warrants, which were issued in connection with the Company’s private placement pursuant to the Purchase Agreement; and Consensys who are holders of the Company’s (ii) Common Stock and pre-funded warrants (the “Best Efforts Pre-Funded Warrants”), which were issued in connection with the Company’s Registration Statement on Form S-1, as amended (File No. 333- 286964) pursuant to the Securities Purchase Agreement dated as of May 20, 2026 (the “Best Efforts Purchase Agreement”).

Pursuant to Section 4.9 of the Private Placement Purchase Agreement and Section 4.9 of the Best Efforts Purchase Agreement, the Company agreed to reserve and keep available at all times a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue shares in accordance with the Private Placement Purchase Agreement and the Best Efforts Purchase Agreement, and the shares underlying the exercise of any Strategic Advisor Warrants, Placement Agent Warrants, Private Placement Pre-Funded Warrants, and Best Efforts Pre-Funded Warrants (the “SPA Reserve Provision”).

Pursuant to the Letter Agreements, the Holders waive the SPA Share Reserve Provision such that the Company may reserve for issuance under the ATM Sales Agreement between the Company and A.G.P./Alliance Global Partners, entered into on May 30, 2025 (the “ATM Facility”), any of the authorized shares of Common Stock that would otherwise be reserved for issuance under the Strategic Advisor Warrants, Placement Agent Warrants, Private Placement Pre-Funded Warrants, and Best Efforts Pre-Funded Warrants, with the understanding that (i) the Company may issue such shares pursuant to the ATM Facility at any time after the execution of the Letter Agreements and before the date on which the Company receives the requisite stockholder approval (the “Stockholder Approval”) to increase the Company’s authorized shares (the “Permitted ATM Sales”), and (ii) following the receipt of the Stockholder Approval with respect to the authorized share increase, the Company shall reserve the shares underlying the Placement Agent Warrants, Strategic Advisor Warrants, Private Placement Pre-Funded Warrants, and Best Efforts Pre-Funded Warrants.

The Company is not obligated to issue or sell any of its common stock under the ATM Facility and there is no assurance that it will choose to or be able to issue or sell its common stock under the ATM Facility for a significant amount of proceeds, if any. In addition, while the Company’s special meeting to consider the Stockholder Approval is scheduled for July 24, 2025, there can be no assurance that the Stockholder Approval will be obtained at this special meeting or otherwise.

The foregoing summaries do not purport to be complete and are qualified in their entirety by the full texts of the Letter Agreement for Strategic Advisor Warrants, the Letter Agreement for Placement Agent Warrants, the Letter Agreement with Consensys, and the Letter Agreement with Joseph Lubin, copies of which are attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4 respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On July 11, 2025, the Company issued a press release announcing the Purchase Agreement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this item 7.01 by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the U.S. Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

Number	Description
10.1	Form of Letter Agreement for Strategic Advisor Warrants.
10.2	Form of Letter Agreement for Placement Agent Warrants.
10.3	Form of Letter Agreement with Consensys Software Inc.
10.4	Form of Letter Agreement with Joseph Lubin
99.1	Press Release dated July 11, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPLINK GAMING, INC.

Date: July 11, 2025	By:	/s/ Rob Phythian
	Name:	Rob Phythian
	Title:	Chief Executive Officer